Exhibit 32

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned officer of MASSBANK Corp. (the “Company”) hereby certifies that the Company’s quarterly report on Form 10-Q for the period ended September 30, 2003 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 deemed to be a part of the Report or “filed” for any purpose whatsoever.

Date: November 12, 2003	/s/ Gerard H. Brandi
Name: Gerard H. Brandi
Title: President & CEO

The undersigned officer of MASSBANK Corp. (the “Company”) hereby certifies that the Company’s quarterly report on Form 10-Q for the period ended September 30, 2003 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 deemed to be a part of the Report or “filed” for any purpose whatsoever.

Date: November 12, 2003	/s/ Reginald E. Cormier
Name: Reginald E. Cormier
Title: Sr. V.P., Treasurer & CFO